Exhibit 99.1

LETTER OF TRANSMITTAL

REGAL REXNORD CORPORATION

OFFER TO EXCHANGE

$1,100,000,000 aggregate principal amount of its 6.050% Senior Notes due 2026 (the “New 2026 Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”) for any and all of its outstanding 6.050% Senior Notes due 2026 (CUSIPs 758750AC7 and U7584RAA4) (the “Old 2026 Notes”)

$1,250,000,000 aggregate principal amount of its 6.050% Senior Notes due 2028 that have been registered under the Securities Act (the “New 2028 Notes”) for any and all of its outstanding 6.050% Senior Notes due 2028 (CUSIPs 758750AD5 and U7584RAB2) (the “Old 2028 Notes”)

$1,100,000,000 aggregate principal amount of its 6.300% Senior Notes due 2030 that have been registered under the Securities Act (the “New 2030 Notes”) for any and all of its outstanding 6.300% Senior Notes due 2030 (CUSIPs 758750AE3 and U7584RAC0) (the “Old 2030 Notes”)

$1,250,000,000 aggregate principal amount of its 6.400% Senior Notes due 2033 that have been registered under the Securities Act (the “New 2033 Notes” and, together with the New 2026 Notes, the New 2028 Notes and the New 2030 Notes, the “New Notes”) for any and all of its outstanding 6.400% Senior Notes due 2033 (CUSIPs 758750AF0 and U7584RAD8) (the “Old 2033 Notes” and, together with the Old 2026 Notes, the Old 2028 Notes and the Old 2030 Notes, the “Old Notes”)

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2024, UNLESS EXTENDED BY REGAL REXNORD CORPORATION.

The Exchange Agent for the Exchange Offer is:
U.S. Bank Trust Company, National
Association

By First Class Mail:	By Facsimile Transmission:	By Courier or Overnight Delivery:
U.S. Bank Trust Company, National Association Attention: Specialized Finance 111 Fillmore Avenue – EP-MN-WS2N Saint Paul, Minnesota 55107-2292	(651) 466-7372 Attention: Specialized Finance Your fax cover sheet should provide a call-back number and request a call back, upon receipt.	U.S. Bank Trust Company, National Association Attention: Specialized Finance 111 Fillmore Avenue Saint Paul, Minnesota 55107-1402
To confirm by telephone or for information: (800) 934-6802

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

The undersigned acknowledges receipt of the prospectus dated          , 2024 (the “Prospectus”) of Regal Rexnord Corporation, a Wisconsin corporation (the “Company”), and this Letter of Transmittal (this “Letter of Transmittal”), which together constitute the Company’s offer to exchange (the “Exchange Offer”) up to $1,100,000,000 aggregate principal amount of 6.050% Senior Notes due 2026 (CUSIPs 758750AC7 and U7584RAA4), $1,250,000,000 aggregate principal amount of 6.050% Senior Notes due 2028 (CUSIPs 758750AD5 and U7584RAB2), $1,100,000,000 aggregate principal amount of 6.300% Senior Notes due 2030 (CUSIPs 758750AE3 and U7584RAC0) and $1,250,000,000 aggregate principal amount of 6.400% Senior Notes due 2033 (CUSIPs 758750AF0 and U7584RAD8), which have been registered under the Securities Act of 1933, as amended, in each case in exchange for a like aggregate principal amount of Old Notes of the corresponding series that are validly tendered and not validly withdrawn prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below). U.S. Bank Trust Company, National Association is acting as exchange agent (the “Exchange Agent”) for the Exchange Offer. The term “Expiration Date”, as used herein, means           , 2024 except that if the Company, in its sole and absolute discretion, extends the period of time during which the Exchange Offer is open, “Expiration Date” shall mean the latest date to which the Exchange Offer has been extended. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

For each Old Note validly tendered and not validly withdrawn by the holder thereof prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer and accepted for exchange by the Company, all on the terms and subject to the conditions set forth in this Letter of Transmittal and the Prospectus, the tendering holder will receive New Notes in an aggregate principal amount and series corresponding to the aggregate principal amount and series of the Old Notes so tendered and accepted by the Company. Tenders of Old Notes may be withdrawn no later than 5:00 p.m., New York City time, on the Expiration Date by following the procedures set forth in the Prospectus and in this Letter of Transmittal.

This Letter of Transmittal is to be completed by a holder of Old Notes if certificates for such Old Notes are to be forwarded herewith and may be used if a tender is to be made by book-entry transfer of Old Notes to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to DTC’s Automated Tender Offer Program (“ATOP”) and an Agent’s Message (as defined below) is not delivered to the Exchange Agent. If Old Notes are tendered by book-entry transfer pursuant to DTC’s ATOP procedures, the tendering holder may cause DTC to deliver an Agent’s Message to the Exchange Agent in lieu of this Letter of Transmittal. The term “Agent’s Message” means a computer-generated message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the holder of the Old Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal. The term “Book-Entry Confirmation” means an electronic confirmation from DTC of the book-entry transfer of Old Notes into the Exchange Agent’s account at DTC.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery (whether physical or electronic) of Old Notes, Letters of Transmittal, Agent’s Messages, Book-Entry Confirmations and all other required documents is at your risk and election, provided that Old Notes in book-entry form must be tendered through DTC’s ATOP procedures. If such delivery is by mail, it is recommended that you use registered mail, properly insured, with return receipt requested. In all cases, you should allow sufficient time to ensure delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date. You may request the broker, dealer, bank or other financial institution or nominee through which you may hold Old Notes to effect these transactions for you. No Letters of Transmittal, Old Notes or other documents should be sent to the Company.

The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)		1 Certificate Number(s)*	2 Aggregate Principal Amount Represented	3 Principal Amount Tendered**
☐ 6.050% Senior Notes due 2026 (CUSIPs 758750AC7 and U7584RAA4)
☐ 6.050% Senior Notes due 2028 (CUSIPs 758750AD5 and U7584RAB2)
☐ 6.300% Senior Notes due 2030 (CUSIPs 758750AE3 and U7584RAC0)
☐ 6.400% Senior Notes due 2033 (CUSIPs 758750AF0 and U7584RAD8)
Total Principal Amount Tendered:

   * Need not be completed if Old Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of $2,000 and integral multiples of $1,000 in excess thereof, and if any Old Note is tendered in part, the untendered portion of such Old Note must be a denomination of $2,000 or an integral multiple of $1,000 in excess thereof. See Instruction 1.

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

By causing DTC to credit the Old Notes being tendered to the Exchange Agent’s account at DTC using ATOP and by complying with applicable ATOP procedures with respect to the Exchange Offer, including causing DTC to transmit to the Exchange Agent an Agent’s Message stating that the holder of the Old Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in DTC tendering the Old Notes confirms on behalf of itself and each beneficial owners of such Old Notes all provisions of this Letter of Transmittal (including all representations, warranties and agreements) applicable to it and each such beneficial owner as fully as if it and each such beneficial owner had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF YOU ARE A PARTICIPATING BROKER-DEALER (AS DEFINED BELOW) that, as described in this Letter of transmittal, will be required to deliver the prospectus, as amended or supplemented from time to time, in connection with resales or other transfers of New Notes received in the Exchange Offer and you therefore WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND INDICATE THE NAME AND ADDRESS TO WHICH THOSE DOCUMENTS SHOULD BE DELIVERED; PROVIDED THAT, IF YOU HAVE SET FORTH AN EMAIL ADDRESS IN THE SPACE BELOW, YOU WILL BE DEEMED TO HAVE CONSENTED TO DELIVERY OF THE FOREGOING DOCUMENTS BY EMAIL, IN WHICH CASE ONE COPY OF EACH SUCH DOCUMENT WILL BE SENT TO YOU AT THE EMAIL ADDRESS YOU HAVE SET FORTH BELOW.

Name:

Address:

Telephone Number:

Email Address:

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

1.            Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby by the Company, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such tendered Old Notes (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the Exchange Offer), with full power of substitution, without limitation, to assign, transfer and deliver the Old Notes, or cause the Old Notes to be assigned, transferred and delivered, to the Company, and to deliver all accompanying evidences of transfer and authenticity, and present such Old Notes for transfer on the books of the Company and to receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

2.            The undersigned hereby acknowledges, represents and warrants to and agrees with the Company that the undersigned and each beneficial owner of Old Notes tendered hereby has full right, power and authority to tender, sell, assign and transfer all right, title and interest in and to the Old Notes tendered hereby, and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that, if and when such Old Notes are accepted by the Company for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned hereby further acknowledges, represents and warrants to, and agrees with, the Company that (i) neither the undersigned nor any beneficial owner of the Old Notes being tendered hereby is an “affiliate” (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) of the Company or any of the Guarantors; (ii) any New Notes received in the Exchange Offer by the undersigned or any beneficial owner of any Old Notes tendered hereby will be acquired by it in the ordinary course of its business; (iii) neither the undersigned nor any beneficial owner of Old Notes tendered hereby has any arrangement or understanding with any person to engage in, and neither the undersigned nor any such beneficial owner is engaged in or intends to engage in, the distribution (within the meaning of the Securities Act) of the New Notes in violation of the Securities Act; (iv) neither the undersigned nor any such beneficial owner is a broker-dealer that will receive New Notes in the Exchange Offer in exchange for Old Notes that it purchased from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption from registration under the Securities Act; and (v) if the undersigned or any such beneficial owner is a broker-dealer holding Old Notes acquired for its own account as a result of its market-making or other trading activities (a “Participating Broker-Dealer”), it will deliver (or, to the extent permitted by applicable law, make available) a prospectus meeting the requirements of the Securities Act to purchasers and other transferees in connection with any resale or other transfer of the New Notes it receives in exchange for such Old Notes pursuant to the Exchange Offer (provided, however, that by so acknowledging and by delivering (or making available as aforesaid) a prospectus, it will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act).

The undersigned acknowledges and agrees that, if the undersigned or any beneficial owner of Old Notes tendered hereby is unable to make the representations and warranties set forth in the immediately preceding paragraph or elsewhere in this Letter of Transmittal, or if the undersigned or any such beneficial owner is participating in the Exchange Offer for the purpose of participating in a distribution (within the meaning of the Securities Act) of the New Notes to be acquired in the Exchange Offer, or if the undersigned or any such beneficial owner is a broker-dealer that will receive New Notes in the Exchange Offer in exchange for Old Notes that it acquired from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption from registration under the Securities Act, neither the undersigned nor any such beneficial owner will be permitted to tender its Old Notes in the Exchange Offer. The undersigned, if it is not the beneficial owner of the Old Notes being tendered hereby, acknowledges and agrees that all of the representations, warranties, acknowledgements and agreements set forth herein are being made by it on its own behalf and on behalf of each such beneficial owner for the benefit of the Company.

3.            The undersigned, on behalf of itself and each beneficial owner of any Old Notes tendered hereby, acknowledges and agrees that the Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the “SEC”), as set forth in no-action letters issued to third parties and referred to in the Prospectus under the caption “The Exchange Offer—Resales of New Notes” and, as a result, the Company believes that, except as provided in the next sentence and in the next paragraph, the New Notes received pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold or otherwise transferred by a holder thereof, without compliance with the registration and prospectus delivery requirements of the Securities Act, unless (1) such holder is an “affiliate” (as defined in Rule 405 under the Securities Act) of the Company or any of the Guarantors, (2) the New Notes received by such holder in the Exchange Offer will not be acquired by such holder in the ordinary course of its business or (3) such holder has an arrangement or understanding with any person to engage in, or is engaged in or intends to engage in, the distribution (within the meaning of the Securities Act) of the New Notes in violation of the Securities Act. However, the undersigned, on behalf of itself and each beneficial owner of Old Notes tendered hereby, acknowledges and agrees that, if the undersigned or any such beneficial owner is a Participating Broker-Dealer holding Old Notes acquired for its own account as a result of market-making or other trading activities and who receives New Notes in exchange for such Old Notes in the Exchange Offer, it may be an “underwriter” within the meaning of the Securities Act and it must (and the undersigned, on behalf of itself and each such beneficial owner, acknowledges and agrees that it will) deliver (or, to the extent permitted by applicable law, make available) a prospectus meeting the requirements of the Securities Act to purchasers and other transferees in connection with any resale or other transfer of such New Notes. However, by so acknowledging and delivering a prospectus, a Participating Broker-Dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The undersigned, on behalf of itself and each beneficial owner of Old Notes tendered hereby, further acknowledges and agrees that, if it is a Participating Broker-Dealer, it may use the Prospectus, as amended or supplemented from time to time, in connection with resales or other transfers of New Notes received for its own account in the Exchange Offer in exchange for Old Notes that it acquired for its own account as a result of market-making or other trading activities for a period ending on the earlier of (i) 90 days after the registration statement of which the Prospectus is a part becomes effective and (ii) the date on which such Participating Broker-Dealer is no longer required to deliver a prospectus in connection with any resale or other transfer of New Notes acquired as a result of market-making or other trading activities (subject, in each case, to the Company’s right to suspend use of the Prospectus under the circumstances described in the Prospectus under the caption “Plan of Distribution”), so long as such Participating Broker-Dealer has notified the Company by completing, executing and delivering this Letter of Transmittal to the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date in which such broker-dealer indicates, by checking the appropriate box set forth above in this Letter of Transmittal, that it will use the Prospectus for such purpose.

The undersigned, on behalf of itself and each beneficial owner of Old Notes being tendered hereby, acknowledges and agrees that if the undersigned or any beneficial owner of the Old Notes being tendered falls into one or more of the categories set forth in clauses (1) through (3) of the immediately preceding paragraph, or if the undersigned or any such beneficial owner is participating in the Exchange Offer for the purpose of participating in a distribution (within the meaning of the Securities Act) of the New Notes to be acquired in the Exchange Offer, or if the undersigned or any such beneficial owner is a broker-dealer that will receive New Notes in the Exchange Offer in exchange for Old Notes that it acquired from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption from registration under the Securities Act, (i) it will not be able to rely on the interpretations of the SEC staff enunciated in the no-action letters mentioned above or in other interpretive letters of similar effect, (ii) it will not be permitted to tender its Old Notes in the Exchange Offer, (iii) in the absence of an applicable exemption, it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any offer, sale or other transfer of Notes, and (iv) any registration statement used in connection with such offer, sale or other transfer of Notes must contain the selling security holder information required by Item 507 of Regulation S-K under the Securities Act. Failure to comply with such registration and prospectus delivery requirements may result in liability under the Securities Act and the Company will not be responsible for, or indemnify the undersigned or any such beneficial owner against, any such liability. The undersigned, on behalf of itself and each beneficial owner of Old Notes tendered hereby, acknowledges and agrees that each broker-dealer that receives New Notes for its own account pursuant to the Exchange Offer will be deemed to acknowledge and agree that it will deliver (or, to the extent permitted by applicable law, make available) to purchasers and other transferees a prospectus meeting the requirements of the Securities Act in connection with any resale or other transfer of New Notes received in the Exchange Offer as aforesaid, but only Participating Broker-Dealers will be entitled, subject to the limitations described above, to use the Prospectus, as amended or supplemented from time to time, in connection with resales or other transfers of New Notes received in the Exchange Offer.

The undersigned and each beneficial owner of Old Notes tendered hereby is aware that the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no guarantee that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in the circumstances described in the no action letters referred to above.

4.            The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender, exchange, sale, assignment and transfer of the Old Notes tendered hereby or to further evidence the accuracy or performance of any of the representations, warranties, acknowledgements or agreements made by the undersigned herein. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation and agreement hereunder of the undersigned and each beneficial owner of Old Notes tendered hereby shall survive the death, incapacity or dissolution of the undersigned and of any such beneficial owner and shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and personal and legal representatives of the undersigned and each such beneficial owner. This tender may be withdrawn only in accordance with the procedures set forth under the caption “The Exchange Offer—Withdrawal Rights” in the Prospectus and in Instruction 9 in this Letter of Transmittal.

5.            Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) registered in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled “Special Delivery Instructions” below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled “Description of Old Notes” or, in the case of book-entry delivery of Old Notes, please credit the New Notes to the account indicated above maintained at DTC.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OLD NOTES” ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

THE UNDERSIGNED ACKNOWLEDGES THAT THE EXCHANGE OFFER IS SUBJECT TO THE MORE DETAILED TERMS SET FORTH IN THE PROSPECTUS.

BY USING THE ATOP PROCEDURES TO TENDER OLD NOTES, THE UNDERSIGNED WILL NOT BE REQUIRED TO DELIVER THIS LETTER OF TRANSMITTAL PHYSICALLY TO THE EXCHANGE AGENT. HOWEVER, IN THAT CIRCUMSTANCE THE UNDERSIGNED WILL BE DEEMED TO AGREE TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL AND TO HAVE MADE ALL OF THE REPRESENTATIONS, WARRANTIES, ACKNOWLEDGEMENTS AND AGREEMENTS SET FORTH HEREIN, BOTH ON BEHALF OF ITSELF AND ON BEHALF OF THE BENEFICIAL OWNERS OF THE OLD NOTES BEING TENDERED.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR AN AGENT’S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK- ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTATION) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above. See Instruction 3.

Issue New Notes and/or Old Notes to:

Name(s):
(Please type or print)

Address:
(Please type or print)

(Including Zip Code)

Telephone Number:

Taxpayer or Employer Identification or Social Security No(s):

(Complete Form W-9 or the applicable Form W-8)

☐ Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below.

DTC Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal below or to such person or persons at an address other than shown in the box entitled “Description of Old Notes” on this Letter of Transmittal above.

Mail New Notes and/or Old Notes to:

Name(s):
(Please type or print)

Address:
(Please type or print)

(including Zip Code)

Taxpayer or Employer Identification or Social Security No(s).:

PLEASE SIGN HERE

(To be Completed by All Tendering Holders)
(Complete Enclosed Form W-9)

	,		, 2024

	,		, 2024
Signature(s) of Owner(s)		(Date)

Area Code and Telephone No.:

This Letter of Transmittal must be signed by the registered holder(s) as their name(s) appear(s) on the certificate(s) for the Old Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements on such certificate(s) or by bond powers transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in fiduciary or representative capacity, please set forth full title. See Instruction 3.

(Please type or print)

Name(s):

Capacity:

Address:

(including Zip Code)

Principal place of business (if different from address listed above:

(including Zip Code)

Area Code and Telephone No.:

Taxpayer or Employer Identification or Social Security No(s).:

SIGNATURE GUARANTEE

(If required by Instruction 3)

Signature(s) Guaranteed by An Eligible Institution:[1]
(Authorized Signature)

Print Name and Title:

Print Name of Firm:

1 An “Eligible Institution” means a firm which is a member of the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Medallion Program.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer to Exchange

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES.

This Letter of Transmittal is to be completed by holders of Old Notes if certificates for such Old Notes are to be forwarded herewith and may be used if tenders are to be made by book-entry transfer of Old Notes to the account maintained by the Exchange Agent at DTC pursuant to DTC’s Automated Tender Offer Program (“ATOP”) and an Agent’s Message is not delivered to the Exchange Agent. If Old Notes are tendered by book-entry transfer pursuant to DTC’s ATOP procedures, the tendering holder may cause DTC to deliver an Agent’s Message to the Exchange Agent in lieu of this Letter of Transmittal. The term “Agent’s Message” means a computer-generated message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the holder of the Old Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal. The term “Book-Entry Confirmation” means an electronic confirmation from DTC of the book-entry transfer of the holder’s Old Notes into the Exchange Agent’s account at DTC. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation that the Old Notes being tendered through DTC’s ATOP procedures have been delivered to the applicable account of the Exchange Agent at DTC, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or an Agent’s Message in lieu thereof) and any other documents required by this Letter of Transmittal and the Prospectus, must be received by the Exchange Agent (at the address set forth herein in the case of documents delivered physically), prior to 5:00 p.m., New York City time, on the Expiration Date. Old Notes tendered hereby must be in denominations of $2,000 and integral multiples of $1,000 in excess thereof, provided that, if any Old Note is tendered in part, the untendered portion of such Old Note must be a denomination of $2,000 or an integral multiple of $1,000 in excess thereof.

The method of delivery (whether physical or electronic) of Old Notes, Letters of Transmittal, Agent’s Messages, Book-Entry Confirmations and all other required documents is at the election and risk of the tendering holders, provided that Old Notes in book-entry form must be tendered through DTC’s ATOP procedures. If such delivery is by mail, it is recommended that the mailing be by registered mail, properly insured, with return receipt requested. In all cases, the holder should allow sufficient time to ensure delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date. The holder may request the broker, dealer, bank or other financial institution or nominee through which it may hold Old Notes to effect these transactions for it. No Letters of Transmittal, Old Notes or other documents should be sent to the Company.

See “The Exchange Offer” section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled “Description of Old Notes—Principal Amount Tendered.” A reissued certificate representing the non-tendered Old Notes (which must be in a denomination of $2,000 or an integral multiple of $1,000 in excess thereof) will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. All of the Old Notes properly delivered to the Exchange Agent in accordance with the requirements set forth in the Indenture will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever. In the case of Old Notes tendered by book-entry transfer, the signature on this Letter of Transmittal must correspond exactly with the name appearing on DTC’s security position listing without any change whatsoever.

If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of the certificate(s) evidencing such Old Notes or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, in the name(s) of any person(s) other than such registered holder(s), then such certificate(s) must be endorsed or accompanied by appropriate bond powers (satisfactory to the Company and the Exchange Agent in their sole and absolute discretion), in each case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person or persons other than the registered holder(s) of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers (satisfactory to the Company and the Exchange Agent in their sole and absolute discretion), in each case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company or the Exchange Agent, proper evidence satisfactory to the Company and to the Exchange Agent of their authority to so act must be submitted with this Letter of Transmittal.

Endorsements on certificates for Old Notes or signatures on bond powers or powers required by this Instruction 3 must be guaranteed by an Eligible Institution. As used herein, “Eligible Institution” means a firm which is a member of the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange Medallion Program.

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by the registered holder(s) of such Old Notes (which term, for purposes of this Letter of Transmittal, includes any participant in DTC’s system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer or employer identification number or social security number of each person named also must be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address or DTC account of the person signing this Letter of Transmittal.

5. TRANSFER TAXES.

The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or upon its order pursuant to the Exchange Offer. If, however, New Notes and/or Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder(s) of the Old Notes tendered hereby, if tendered Old Notes are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to, or upon the order of, the Company pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder(s) or any other persons) will be payable by the tendering holder(s). If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith or, in the case of Old Notes tendered by book-entry transfer, contemporaneously with the tender of such Old Notes, the amount of such transfer taxes will be billed to such tendering holder(s) or the Company may refuse to accept the Old Notes tendered by such holder.

6. CONDITIONS TO THE EXCHANGE OFFER.

Notwithstanding any other term of the Exchange Offer, the Exchange Offer will be subject to the condition that it does not violate any applicable law or any applicable interpretation of the staff of the SEC.

Additionally, the Company will not accept for exchange any Old Notes tendered, and no New Notes will be issued in exchange for any such Old Notes, if at such time any stop order suspending the effectiveness of the registration statement of which the Prospectus is a part is threatened or in effect. In any such event, the Company must use commercially reasonable efforts to obtain the withdrawal of such stop order.

7. NO CONDITIONAL TENDERS; DEFECTS.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal or delivery of an Agent’s Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

The undersigned acknowledges and agrees that neither the Company, the Exchange Agent nor any other person is under any duty to notify the undersigned or any other person of any defect or irregularity with respect to its tender of Old Notes for exchange, or if any Old Notes, Letters of Transmittal, Agent’s Messages, Book-Entry Confirmations or other documents are or are not received by the Exchange Agent, and no one will be liable for failing to provide such notification.

8. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange

Agent at the address or telephone number indicated above for further instructions.

9. WITHDRAWAL RIGHTS.

Tenders of Old Notes may be withdrawn no later than 5:00 p.m., New York City time, on the Expiration Date.

For a withdrawal of tendered Old Notes to be effective, the Exchange Agent must receive, in the case of Old Notes tendered pursuant to DTC’s ATOP procedures, an electronic notice of withdrawal transmitted by DTC on behalf of the DTC participant that tendered such Old Notes or, in the case of Old Notes in certificated form, if any, tendered by physical delivery, a written (which may be given by telegram), electronic mail or facsimile notice of withdrawal at the address, electronic mail address or facsimile number above, in each case no later than 5:00 p.m., New York City time, on the Expiration Date. The notice of withdrawal must:

•	specify the name(s) of the person(s) having tendered the Old Notes to be withdrawn and, if different, the name of the registered holder(s) of such Old Notes (or, in the case of Old Notes tendered by book-entry transfer, the name and DTC account number of the DTC participant that tendered such Old Notes),

•	identify the Old Notes to be withdrawn (including the CUSIP numbers and, in the case of Old Notes in certificated form, the certificate numbers thereof) and principal amount of such Old Notes,

•	in the case of Old Notes tendered through DTC’s ATOP procedures, specify the name and account number at DTC to which withdrawn Old Notes should be credited,

•	in the case of Old Notes in certificated form physically delivered to the Exchange Agent, be signed by the same person(s) and in the same manner as this Letter of Transmittal, including any signature guarantees (or, in the case of Old Notes tendered by book-entry transfer, be signed by or transmitted on behalf of the same DTC participant that tendered such Old Notes), or be accompanied by evidence satisfactory to the Company and the Exchange Agent that the person(s) withdrawing the tender has succeeded to the beneficial ownership of those Old Notes,

•	contain a statement that the holder or holders, as the case may be, are withdrawing their election to have the Old Notes exchanged, and

•	if this Letter of Transmittal was executed by a person or persons other than the registered holder(s), be accompanied by a properly completed irrevocable proxy authorizing such person(s) to effect such withdrawal on behalf of such registered holder(s).

The signature(s) on a notice of withdrawal must be guaranteed by an Eligible Institution unless the applicable Old Notes were tendered by an Eligible Institution and the notice of withdrawal is being signed by the same Eligible Institution, and the signature(s) on any such irrevocable proxy must be guaranteed by an Eligible Institution unless the signatory to such proxy is an Eligible Institution.

Properly withdrawn Old Notes may be retendered by following the procedures described in this Letter of Transmittal and the Prospectus at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

All questions as to the validity, form and eligibility (including time of receipt) of such notices of withdrawal and all other documents submitted and procedures followed in connection therewith will be determined by the Company in its sole and absolute discretion (which power may be delegated to the Exchange Agent), which determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered and not validly withdrawn and are accepted by us.

Any Old Notes that have been tendered for exchange but which are not exchanged for any reason (including, without limitation, because the tender of those Old Notes has been properly withdrawn, because the Company did not accept those Old Notes for exchange or terminated the Exchange Offer, or if the tendering holder properly indicates that only a portion of the Old Notes being tendered are to be exchanged for New Notes), such Old Notes will be returned to the holder thereof (or, in the case of Old Notes tendered by book-entry transfer, will be credited to the accounts at DTC of the applicable DTC participant), unless the holder completed the box entitled “Special Delivery Instructions” in this Letter of Transmittal, in which case such Old Notes will be returned to the person specified in such instructions, without cost to such holder, promptly after withdrawal of such Old Notes or expiration or termination of the Exchange Offer, as the case may be.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus, this Letter of Transmittal and other related documents may be directed to the Exchange Agent at the address and telephone number indicated above.

11. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.

Under U.S. federal income tax law, a tendering holder whose Old Notes are accepted for exchange may be subject to backup withholding. To prevent backup withholding, each tendering holder must provide such holder’s correct Taxpayer Identification Number (“TIN”), which, in the case of a holder who is an individual, is generally such holder’s social security number, by completing the enclosed Form W-9, “Request for Taxpayer Identification Number and Certification,” and generally must certify under penalties of perjury that (i) the TIN provided is correct (or that such holder is awaiting a TIN), and (ii) (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified the holder that such holder is no longer subject to backup withholding, and (iii) the holder is a United States Holder. In addition, the holder must date and sign the Form W-9 as indicated. If the Exchange Agent is not provided with the correct TIN or a complete and executed Form W-9 evidencing a complete exemption from backup withholding by the time of the exchange, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding at the applicable rate, 24% as of the date of the Prospectus, upon the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

If a holder that is a United States Holder does not have a TIN, such holder should consult the enclosed Form W-9 instructions (the “W-9 Instructions”) for instructions on applying for a TIN, write “Applied For” in the space for the TIN, and sign and date the Form W-9. If the holder does not provide such holder’s TIN to the Exchange Agent by the time of payment, backup withholding will apply to payments made to such holder. Note: Writing “Applied For” on the form means that the holder has already applied for a TIN or that such holder intends to apply for one in the near future.

If the Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Instructions for information on which TIN to report.

Exempt holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder that is a United States Holder should check the “Exempt payee” box on Form W-9. See the W-9 Instructions for additional instructions. In order for a holder that is not a United States Holder to qualify as exempt, such person must submit a completed Form W-8BEN, “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals),” or Form W-8BEN-E, “Certificate of Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities),” signed under penalty of perjury attesting to such exempt status. Special rules apply to foreign partnerships. In general, the foreign partnership will be required to provide a properly executed Form W-8IMY, “Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. Branches for United States Tax Withholding and Reporting,” and attach thereto an appropriate certification from each partner. Finally, if a holder that is not a United States Holder is engaged in a U.S. trade or business, and if interest on a New Note will be effectively connected with the conduct of such trade or business, such holder should provide a properly executed Form W-8ECI, “Certificate of Foreign Person’s Claim that Income is Effectively Connected with the Conduct of a Trade or Business in the United States.” To the extent applicable, the appropriate Form W-8 may be obtained from the Exchange Agent. Holders (including Holders that are not United States Holders) are urged to consult their tax advisors with respect to the tax treatment of the exchange of tendered Old Notes for New Notes pursuant to the Exchange Offer, and to consider the discussion under “U.S. Federal Income Tax Considerations” in the Prospectus.

For purposes of these instructions, a “United States Holder” means a beneficial owner of a note that, for U.S. federal income tax purposes, is (i) a citizen or an individual who is a resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust (x) with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or (y) that has in effect a valid election under applicable U.S. Treasury regulations to be treated as a U.S. person.

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must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid).
- Form 1099-DIV (dividends, including those from stocks or mutual funds).
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).
- Form 1099-NEC (nonemployee compensation).
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).
- Form 1099-S (proceeds from real estate transactions).
- Form 1099-K (merchant card and third-party network transactions).
- Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).
- Form 1099-C (canceled debt).
- Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don't return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);

2. Certify that you are not subject to backup withholding; or

3. Claim exemption from backup withholding if you are a U.S. exempt payee; and

4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and

5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See *What Is FATCA Reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;

2. You do not certify your TIN when required (see the instructions for Part II for details);

3. The IRS tells the requester that you furnished an incorrect TIN;

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under "*By signing the filled-out form*" above (for reportable interest and dividend accounts opened after 1983 only).

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Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• **Sole proprietor.** Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or "doing business as" (DBA) name on line 2.

• **Partnership, C corporation, S corporation, or LLC, other than a disregarded entity.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

• **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• **Disregarded entity.** In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner's name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

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Form W-9 (Rev. 3-2024) Page 4

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1] See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/EIN*. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

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Form W-9 (Rev. 3-2024) Page 5

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, 4, or 5 below indicates otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on line 1 must sign. Exempt payees, see *Exempt payee code*, earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third-party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), ABLE accounts (under section 529A), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account) other than an account maintained by an FFI	The actual owner of the account or, if combined funds, the first individual on the account[1]
3. Two or more U.S. persons (joint account maintained by an FFI)	Each holder of the account
4. Custodial account of a minor (Uniform Gift to Minors Act)	The minor[2]
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee[1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
6. Sole proprietorship or disregarded entity owned by an individual	The owner[3]
7. Grantor trust filing under Optional Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))**	The grantor*
For this type of account:	**Give name and EIN of:**
8. Disregarded entity not owned by an individual	The owner
9. A valid trust, estate, or pension trust	Legal entity[4]
10. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
11. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
12. Partnership or multi-member LLC	The partnership
13. A broker or registered nominee	The broker or nominee
14. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
15. Grantor trust filing Form 1041 or under the Optional Filing Method 2, requiring Form 1099 (see Regulations section 1.671-4(b)(2)(i)(B))**	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name on line 1, and enter your business or DBA name, if any, on line 2. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

* **Note:** The grantor must also provide a Form W-9 to the trustee of the trust.

** For more information on optional filing methods for grantor trusts, see the Instructions for Form 1041.

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records From Identity Theft

Identity theft occurs when someone uses your personal information, such as your name, SSN, or other identifying information, without your permission to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax return preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity, or a questionable credit report, contact the IRS Identity Theft Hotline at 800-908-4490 or submit Form 14039.

For more information, see Pub. 5027, Identity Theft Information for Taxpayers.

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Victims of identity theft who are experiencing economic harm or a systemic problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 877-777-4778 or TTY/TDD 800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration (TIGTA) at 800-366-4484. You can forward suspicious emails to the Federal Trade Commission at *spam@uce.gov* or report them at *www.ftc.gov/complaint*. You can contact the FTC at *www.ftc.gov/idtheft* or 877-IDTHEFT (877-438-4338). If you have been the victim of identity theft, see *www.IdentityTheft.gov* and Pub. 5027.

Go to *www.irs.gov/IdentityTheft* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and territories for use in administering their laws. The information may also be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payors must generally withhold a percentage of taxable interest, dividends, and certain other payments to a payee who does not give a TIN to the payor. Certain penalties may also apply for providing false or fraudulent information.

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